UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

SUPER MICRO COMPUTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 Rock Avenue, San Jose, California 95131

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 503-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMCI	The NASDAQ Global Select Market
Depositary Shares, each representing a 1/20th interest in a share of 7.00% Series A Mandatory Convertible Preferred Stock, $0.001 par value per share	SMCIP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 10, 2026, Super Micro Computer, Inc., a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, pursuant to which the Company agreed to issue and sell 75,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s 7.00% Series A Mandatory Convertible Preferred Stock, liquidation preference $1,000 per share, par value $0.001 per share (the “Mandatory Convertible Preferred Stock” and such offering, the “Depositary Shares Offering”). Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 11,250,000 Depositary Shares, solely to cover over-allotments.

The Depositary Shares Offering closed on June 15, 2026. The Depositary Shares Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-296641) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2026, a base prospectus, dated June 9, 2026, filed with the SEC on June 9, 2026, included as part of the Registration Statement, and a prospectus supplement dated June 10, 2026 filed with the SEC on June 12, 2026.

In connection with the Depositary Shares Offering, the Company filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, including a form of certificate for the Mandatory Convertible Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative special rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

In connection with the Depositary Shares Offering, the Company entered into a deposit agreement (the “Deposit Agreement”) dated June 15, 2026 by and among the Company, Computershare Trust Company, N.A. and Computershare Inc., acting jointly as depositary (the “Depositary”), and the holders from time to time of depositary receipts for Depositary Shares (the “Depositary Receipts”), a form of which is included therein (the “Form of Depositary Receipt”). The Deposit Agreement provides for the deposit of shares of the Mandatory Convertible Preferred Stock from time to time with the Depositary and for the issuance thereunder of Depositary Receipts evidencing Depositary Shares in respect of the deposited Mandatory Convertible Preferred Stock.

The foregoing descriptions of the terms of the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt are qualified in their entirety by reference to the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt, a copy of each of which is filed as Exhibit 1.1, 3.1, 4.1, 4.2 and 4.3, respectively, hereto and is incorporated herein by reference.

In connection with the Depositary Shares Offering, the legal opinion as to the legality of the Depositary Shares sold in the Depositary Shares Offering and the Preferred Stock underlying such Depositary Shares is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Item 3.03	Material Modification of Rights of Security Holders

On June 15, 2026, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative special rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Mandatory Convertible Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of the Deposit Agreement. The Mandatory Convertible Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock) at an annual rate of 7.00% on the liquidation preference thereof, which is $1,000 per share, payable when, as and if declared by the Board of Directors of the Company, or an authorized committee thereof, on March 1, June 1, September 1 and December 1 of each year, commencing on, and including, September 1, 2026 and ending on, and including, June 1, 2029. Unless earlier converted, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert on the second business day immediately following the last trading day of the Final Averaging Period (as defined below) into between 30.3040 and 36.3640 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 1.5152 and 1.8182 shares of Common Stock), subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon such automatic conversion will be determined based on the average volume-weighted average price of a share of Common Stock over the 20 consecutive trading-day period beginning on, and including, the 21st scheduled trading day prior to June 1, 2029 (the “Final Averaging Period”). Other than during a fundamental change conversion period (as defined in the Certificate of Designations), at any time prior to the mandatory conversion settlement date, a holder of 20 Depositary Shares may cause the Depositary to convert one share of Mandatory Convertible Preferred Stock, on such holder’s behalf, into a number of shares of Common Stock equal to the minimum conversion rate of 30.3040, subject to certain anti-dilution and other adjustments.

In addition, in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to its stockholders, after satisfaction of liabilities owed to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 10, 2026, by and among the Company, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Designations, filed with the Secretary of State of the State of Delaware and effective June 15, 2026.

4.1	Form of Certificate for the 7.00% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of June 15, 2026, by and among the Company, Computershare Trust Company, N.A. and Computershare Inc., acting jointly as depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2.

5.1	Opinion of Freshfields US LLP.

23.1	Consent of Freshfields US LLP (contained in Exhibit 5.1).

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: June 15, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board